SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                February 7, 2003


                            ADVANCE FINANCIAL BANCORP
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




          Delaware                   0-21885                55-0753533
----------------------------      --------------    ----------------------------
(State or other jurisdiction      (SEC File No.)    (IRS Employer Identification
      of incorporation)                                       Number)


1015 Commerce Street, Wellsburg, WV                              26070
-----------------------------------                              -----
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:          (304) 737-3531
                                                             --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
-------  ------------

         As of the close of business on February 7, 2003, Advance Financial Bancorp's bank subsidiary, Advance Financial Savings Bank, completed its acquisition of two branch offices of Second National Bank of Warren in Steubenville, Ohio. A copy of a press release issued February 10, 2003 by the Registrant is attached hereto as Exhibit 99 and is incorporated herein by this reference.

Item 7.  Exhibits
-------  --------

(c)      Exhibits

         Exhibit 99 -- Press Release, dated February 10, 2003

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       ADVANCE FINANCIAL BANCORP


Date:    February 10, 2003             By: /s/Stephen M. Gagliardi
                                           -------------------------------------
                                           Stephen M. Gagliardi
                                           President and Chief Executive Officer